FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT

THIS FOURTH AMENDMENT TO REAL ESTATE PURCHASE AGREEMENT (the “Amendment”) is made effective as of the 12th day of August, 2015, by and among JAN MALCOLM JONES, JR., INDIVIDUALLY, RANDALL THOMAS SKINNER, INDIVIDUALLY, EDWARD SKINNER JONES, AS TRUSTEE OF THE EDWARD SKINNER JONES REVOCABLE LIVING TRUST DATED JANUARY 31, 1989, ARTHUR CHESTER SKINNER, III, AS TRUSTEE OF THE ARTHUR CHESTER SKINNER, III REVOCABLE LIVING TRUST DATED FEBRUARY 10, 1984, AS AMENDED, VIRGINIA JONES CHAREST, FORMERLY KNOWN AS VIRGINIA SKINNER JONES, AS TRUSTEE OF THE VIRGINIA SKINNER JONES LIVING TRUST DATED SEPTEMBER 16, 1998, DAVID GODFREY SKINNER, AS TRUSTEE OF THE DAVID GODFREY SKINNER REVOCABLE LIVING TRUST DATED MARCH 12, 1986, AS AMENDED, PATRICIA SKINNER CAMPBELL, AS TRUSTEE OF THE PATRICIA SKINNER CAMPBELL REVOCABLE TRUST AGREEMENT DATED OCTOBER 24, 2002, AS AMENDED, CHRISTOPHER FORREST SKINNER, AS TRUSTEE OF THE CHRISTOPHER FORREST SKINNER REVOCABLE LIVING TRUST DATED NOVEMBER 28, 1989, and KATHERINE SKINNER NEWTON, AS TRUSTEE OF THE KATHERINE SKINNER NEWTON LIVING TRUST AGREEMENT DATED MARCH 31, 1987, as amended, owners of record (hereinafter collectively referred to as “SELLER”), and PGP JACKSONVILLE TC, LLC, a Delaware limited liability company, or its assigns (hereinafter referred to as “BUYER”)

WHEREAS, the Seller and Buyer entered into that certain Real Estate Purchase Agreement dated December 15, 2015, as amended by that certain First Amendment to Real Estate Purchase Agreement dated March 16, 2015, as further amended by that certain Second Amendment to Real Estate Purchase Agreement dated May 15, 2015, as further amended by that certain Third Amendment to Real Estate Purchase Agreement dated May 22, 2015 (collectively, the “Agreement”) for the sale and purchase of that certain real estate located in City of Jacksonville, Duval County, Florida, as more particularly defined in the Agreement (the “Property”); and

WHEREAS, the parties have agreed to confirm their agreement with respect to the Agreement as set forth below;

NOW, THEREFORE, in consideration of the foregoing recitals, the mutual covenants and agreements hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.Timber.     Notwithstanding anything in the Agreement to the contrary, including without limitation Paragraph 16(a) of the Agreement, Seller and Buyer agree that Seller has the right, prior to Closing, to cut and remove some or all timber currently located on the portion of the Property known as TC-4. There shall be no reduction in the Purchase Price.

PGP Timber Agreement

2.Conflict. All of the terms and conditions of the Agreement shall remain in effect, if a conflict exists between the Agreement and this Amendment, the terms of this Amendment shall control.
3.Counterparts. This Amendment may be executed in counterparts, each of which shall be binding upon any party executing the same and all of which together shall constitute one and the same document.
4.Defined Terms. All terms not otherwise defined herein shall have the same meaning as ascribed to them in the Agreement.

IN WITNESS WHEREOF, Seller and Buyer have each set their hands and seals hereto, or have caused this instrument to be executed by its duly authorized officer.

BUYER:

PGP JACKSONVILLE TC, LLC
a Delaware limited liability company

By:     Preferred Growth Properties, LLC
a Delaware limited liability company

By:    BOOKS-A-MILLION, INC.
a Delaware corporation
Its Managing Member

By:    /s/ James F. Turner
        James F. Turner
        Executive Vice President,
        Business Development

Executed by above-named Buyer on
the 12th day of August, 2015.

Buyer’s Address for Notices:

Mr. James F. Turner
Books-A-Million, Inc.
402 Industrial Lane
Birmingham, AL 35211

JAX\1981641_1            PGP Timber Agreement

"Seller"

/s/ Jan Malcolm Jones, Jr.		/s/ Randall Thomas Skinner
Jan Malcolm Jones, Jr., individually		Randall Thomas Skinner, individually

Date Executed: July 31, 2015		Date Executed: August 6, 2015

/s/ Edward Skinner Jones		/s/ Arthur Chester Skinner, III
Edward Skinner Jones, as Trustee of the Edward Skinner Jones Revocable Living Trust Dated January 31,1989		Arthur Chester Skinner, III, as Trustee of the Arthur Chester Skinner, III Revocable Living Trust dated February 10, 1984, as amended

Date Executed: July 31, 2015		Date Executed: July 31, 2015

/s/ Virginia Jones Charest		/s/ David Godfrey Skinner
Virginia Jones Charest, formerly known as Virginia Skinner Jones, as Trustee of the Virginia Skinner Jones Living Trust dated September 16, 1998		David Godfrey Skinner, as Trustee of the David Godfrey Skinner Revocable Living Trust dated March 12, 1986, as amended

Date Executed: August 13, 2015		Date Executed: July 31, 2015

/s/ Patricia Skinner Campbell		/s/ Christopher Forrest Skinner
Patricia Skinner Campbell, as Trustee of the Patricia Skinner Campbell Revocable Trust Agreement dated October 24, 2002, as amended		Christopher Forrest Skinner, as Trustee of the Christopher Forrest Skinner Revocable Living Trust dated November 28, 1989, as amended

Date Executed: July 31, 2015		Date Executed: July 31, 2015

/s/ Katherine Skinner Newton
Katherine Skinner Newton, as Trustee of the Katherine Skinner Newton Living Trust Agreement dated March 31, 1987

Date Executed: August 12, 2015

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JAX\1981641_1            PGP Timber Agreement